EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Echelon Corporation:

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-125395, 333-110679, 333-62045, 333-44198, and 333-88880) of Echelon Corporation of our reports dated March 15, 2007, with respect to the consolidated balance sheets of Echelon Corporation and subsidiaries as of December 31, 2006 and December 31, 2005, and the related consolidated statements of operations, stockholders’ equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2006, and the related financial statement schedule, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2006, and the effectiveness of internal control over financial reporting as of December 31, 2006, which reports appear in the December 31, 2006 annual report on Form 10-K of Echelon Corporation.

Our report on the consolidated financial statements refers to Echelon Corporation’s adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, on January 1, 2006.

/s/ KPMG LLP

Mountain View, California
March 15, 2007